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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 8, 2003

                              TOKHEIM CORPORATION
                            (Debtor-In-Possession)
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            (Exact name of registrant as specified in its charter)

         INDIANA                    1-6018                        35-0712500
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                 1600 WABASH AVENUE, FORT WAYNE, INDIANA 46803
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(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)           (260) 470-4600
                                                         ----------------------

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)




Item 5.           Other Events and Required FD Disclosure.

         On March 10, 2003, Tokheim Corporation (the "Company") closed the sale of its Gasboy operating segment to certain affiliates of Danaher Finance Company and the sale of its Tokheim North America and MSI operating segments to certain affiliates of First Reserve Fund IX, L.P pursuant to certain orders entered in the United States Bankruptcy Court for the District of Delaware. On March 8, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.           Description

         99.1                  Press Release of Tokheim Corporation, dated
                               March 8, 2003.



                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TOKHEIM CORPORATION

                                    By:    /s/ James B. Boles
                                       -----------------------------------
                                    Name:  James B. Boles
                                    Title: Chief Restructuring Officer

Dated:    March 21, 2003



                                 EXHIBIT INDEX


         Exhibit No.           Description

         99.1                  Press Release of Tokheim Corporation, dated
                               March 8, 2003.